                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event report)           February 16, 1998
                                                      -------------------------

The Money Store Home Improvement Trust 1997-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1997 providing for the issuance of The Money Store Home Improvement Loan Certificates, Series 1997-I

                                TMS Mortgage Inc.
                        The Money Store Home Equity Corp.
                        The Money Store/ Minnesota Inc.
                        The Money Store/ Kentucky Inc.
                        The Money Store/ D.C. Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    New Jersey                    333-20817-10            upper tier 91-181-5466
    ----------                    ------------            ----------------------
                                                          lower tier 91-181-5468
                                                          ----------------------
 State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)                  ID Number)
 incorporation)

2840 Morris Avenue, Union, New Jersey 07083
-------------------------------------------
(Address of principal executive officer)

Registrant's Telephone Number,
including area code:                        (908) 686-2000
                                            --------------

                                       n/a
---------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5      Other Events

      Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the February 16, 1998 Remittance Date.

Item 7      Financial Statements and Exhibits

      The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              THE MONEY STORE INC.


                                              By: /s/ Harry Puglisi
                                              --------------------------
                                                   Harry Puglisi
                                                    Treasurer


            Dated:      February 28, 1998

                                   Schedule A

                               List of Originators

                                     1997-I


                         The Money Store/Minnesota Inc.
                            The Money Store/D.C. Inc.
                         The Money Store/ Kentucky Inc.
                        The Money Store Home Equity Corp.
                                TMS Mortgage Inc.

                MONEY STORE HOME IMPROVEMENT TRUST SERIES 197-1

                             SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-I FOR THE FEBRUARY 11, 1998 DETERMINATION DATE.

1.    AGGREGATE AMOUNT RECEIVED                                    $3,843,694.05

      LESS: SERVICE FEE                                                29,586.12
            CONTINGENCY FEE                                            29,586.12
            OTHER SERVICER FEES (Late Charges/Escrow)                  13,196.49
            UNREIMBURSED MONTHLY ADVANCES                                   0.00
                                                                   -------------
                                                                       72,368.73

      PLUS: MONTHLY ADVANCE - INCLUDING
              COMPENSATING INTEREST                                    80,328.44
            PRE-FUNDING ACCOUNT TRANSFER                                    0.00
            CAPITALIZED INTEREST ACCOUNT TRANSFER                           0.00
                                                                   -------------
                                                                       80,328.44

                                                                   -------------
      AVAILABLE REMITTANCE AMOUNT (I-2)                             3,851,653.76
                                                                   =============

2.    (A)   CLASS A-1 PRINCIPAL BALANCE AS REPORTED
            IN PRIOR SERVICER'S CERTIFICATE                        27,253,706.68

      (B)   CLASS A-2 PRINCIPAL BALANCE AS REPORTED
            IN PRIOR SERVICER'S CERTIFICATE                        53,700,000.00

      (C)   CLASS A-3 PRINCIPAL BALANCE AS REPORTED
            IN PRIOR SERVICER'S CERTIFICATE                        19,487,000.00

      (D)   CLASS M-1 PRINCIPAL BALANCE AS REPORTED
            IN PRIOR SERVICER'S CERTIFICATE                        25,375,000.00

      (E)   CLASS M-2 PRINCIPAL BALANCE AS REPORTED
            IN PRIOR SERVICER'S CERTIFICATE                        12,250,000.00

      (F)   CLASS B-1 PRINCIPAL BALANCE AS REPORTED
            IN PRIOR SERVICER'S CERTIFICATE                         9,625,000.00

      (G)   CLASS B-2 PRINCIPAL BALANCE AS REPORTED
            IN PRIOR SERVICER'S CERTIFICATE                         6,563,000.00

3.    PRINCIPAL DISTRIBUTION AMOUNTS:
            CLASS A-1                                               2,636,451.94
            CLASS A-2                                                       0.00
            CLASS A-3                                                       0.00
            CLASS M-1                                                       0.00
            CLASS M-2                                                       0.00
            CLASS B-1                                                       0.00
            CLASS B-2                                                       0.00
      TOTAL PRINCIPAL DISTRIBUTION AMOUNT:                          2,636,451.94

4.    (A)   INTEREST SHORTFALL CARRYFORWARD AMOUNT                          0.00

      (B)   PRINCIPAL SHORTFALL CARRYFORWARD AMOUNT                         0.00

      (C)   TOTAL SHORTFALL CARRYFORWARD AMOUNT                             0.00

5.    AVAILABLE MAXIMUM SUBORDINATION AMOUNT                        8,285,127.00

6.    PRINCIPAL PREPAYMENT RECEIVED DURING
      THE DUE PERIOD
      AMOUNT                                                        1,836,959.55
      # OF LOANS                                                             117

7.    AMOUNT OF CURTAILMENTS RECEIVED DURING
      THE DUE PERIOD                                                  169,983.73

8.    AMOUNT OF EXCESS AND MONTHLY PAYMENTS
      IN RESPECT OF PRINCIPAL RECEIVED DURING
      THE DUE PERIOD                                                  303,725.85

9.    AMOUNT OF INTEREST RECEIVED                                   1,512,892.62

10.   (A)   AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
            THE DETERMINATION DATE
            MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
            ACCOUNT PURSUANT TO SECTION 6.01(a)(ii)                    80,328.44

      (B)   AMOUNT OF COMPENSATING INTEREST                               449.66

11.   DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.   AMOUNT OF REALIZED LOSSES DURING
      THE DUE PERIOD                                                  325,782.81

13.   CLASS A-1 REMITTANCE AMOUNT:
            (A)   CURRENT INTEREST REQUIREMENT         149,441.16
            (B)   PRINCIPAL DISTRIBUTION AMOUNT      2,636,451.94
            (C)   CARRY FORWARD AMOUNT                       0.00
            (D)   MONTHLY ADVANCE                            0.00

            TOTAL CLASS A-1 REMITTANCE AMOUNT                       2,785,893.10

      CLASS A-2 REMITTANCE AMOUNT:
            (A)   CURRENT INTEREST REQUIREMENT         304,747.50
            (B)   PRINCIPAL DISTRIBUTION AMOUNT              0.00
            (C)   CARRY FORWARD AMOUNT                       0.00
            (D)   MONTHLY ADVANCE                            0.00

            TOTAL CLASS A-2 REMITTANCE AMOUNT                         304,747.50

      CLASS A-3 REMITTANCE AMOUNT:
            (A)   CURRENT INTEREST REQUIREMENT         114,080.15
            (B)   PRINCIPAL DISTRIBUTION AMOUNT              0.00
            (C)   CARRY FORWARD AMOUNT                       0.00
            (D)   MONTHLY ADVANCE                            0.00

            TOTAL CLASS A-3 REMITTANCE AMOUNT                         114,080.15

      CLASS A REMITTANCE AMOUNT:
            (A)   CURRENT INTEREST REQUIREMENT         568,268.80
            (B)   PRINCIPAL DISTRIBUTION AMOUNT      2,636,451.94
            (C)   CARRY FORWARD AMOUNT                       0.00
            (D)   MONTHLY ADVANCE                            0.00

            TOTAL CLASS A REMITTANCE AMOUNT                         3,204,720.74

      CLASS M-1 REMITTANCE AMOUNT:
            (A)   CURRENT INTEREST REQUIREMENT         156,690.63
            (B)   PRINCIPAL DISTRIBUTION AMOUNT              0.00
            (C)   CARRY FORWARD AMOUNT                       0.00
            (D)   MONTHLY ADVANCE                            0.00

            TOTAL CLASS M-1 REMITTANCE AMOUNT                         156,690.63

      CLASS M-2 REMITTANCE AMOUNT:
            (A)   CURRENT INTEREST REQUIREMENT          82,381.25
            (B)   PRINCIPAL DISTRIBUTION AMOUNT              0.00
            (C)   CARRY FORWARD AMOUNT                       0.00
            (D)   MONTHLY ADVANCE                            0.00

            TOTAL CLASS M-2 REMITTANCE AMOUNT                          82,381.25

      CLASS M REMITTANCE AMOUNT:
            (A)   CURRENT INTEREST REQUIREMENT         239,071.88
            (B)   PRINCIPAL DISTRIBUTION AMOUNT              0.00
            (C)   CARRY FORWARD AMOUNT                       0.00
            (D)   MONTHLY ADVANCE                            0.00

            TOTAL CLASS M REMITTANCE AMOUNT                           239,071.88

      CLASS B-1 REMITTANCE AMOUNT:
            (A)   CURRENT INTEREST REQUIREMENT          60,236.46
            (B)   PRINCIPAL DISTRIBUTION AMOUNT              0.00
            (C)   CARRY FORWARD AMOUNT                       0.00
            (D)   MONTHLY ADVANCE                            0.00

            TOTAL CLASS B-1 REMITTANCE AMOUNT                          60,236.46

      CLASS B-2 REMITTANCE AMOUNT:
            (A)   CURRENT INTEREST REQUIREMENT          44,272.90
            (B)   PRINCIPAL DISTRIBUTION AMOUNT              0.00
            (C)   CARRY FORWARD AMOUNT                       0.00
            (D)   MONTHLY ADVANCE                            0.00

            TOTAL CLASS B-2 REMITTANCE AMOUNT                          44,272.90

      CLASS B REMITTANCE AMOUNT:
            (A) CURRENT INTEREST REQUIREMENT          104,509.36
            (B) PRINCIPAL DISTRIBUTION AMOUNT               0.00
            (C) CARRY FORWARD AMOUNT                        0.00
            (D) MONTHLY ADVANCE                             0.00

            TOTAL CLASS B REMITTANCE AMOUNT                           104,509.36

      AGGREGATE REMITTANCE AMOUNT:
            (A) CURRENT INTEREST REQUIREMENT          911,850.04
            (B) PRINCIPAL DISTRIBUTION AMOUNT       2,636,451.94
            (C) CARRY FORWARD AMOUNT                        0.00
            (D) MONTHLY ADVANCE                             0.00

            TOTAL REMITTANCE AMOUNT                                 3,548,301.98

14.   (A)   REIMBURSABLE AMOUNT (I-22)                                      0.00
      (B)   CLASS X REMITTANCE AMOUNT PAYABLE
            PURSUANT TO SECTION 6.08(d)(iii) & (iv)                   296,924.54

15.   (A)   CLASS A-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                     24,617,254.74

      (B)   CLASS A-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                     53,700,000.00

      (C)   CLASS A-3 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                     19,487,000.00

      (D)   CLASS M-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                     25,375,000.00

      (E)   CLASS M-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                     12,250,000.00

      (F)   CLASS B-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                      9,625,000.00

      (G)   CLASS B-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                      6,563,000.00

      (H)   TOTAL POOL PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                    151,617,254.74

                                                                         TEST
16.   CLASS B PRINCIPAL DISTRIBUTION TEST                              SATISFIED

      (1)   TEST SHALL BE SATISFIED IF (i) DOES NOT
            EXCEED 50% OF (ii)
            (i)   SIXTY-DAY DELINQUENCY RATIO             1.64%
            (ii)  CLASS A SUBORDINATION PERCENTAGE       35.49%
                  PERCENTAGE                                          4.63%  YES

              AND EITHER (2) OR (3)

      (2)   BOTH (X) AND (Y)
      (X)   THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY
            DELINQUENCY RATIO DOES NOT EXCEED 9% AND                  1.84%
      (Y)   THE CUMULATIVE REALIZED LOSSES DO NOT
            EXCEED $19,425,000                                   934,991.60  YES

      (3)   BOTH (X) AND (Y)
      (X)   THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY
            DELINQUENCY RATIO DOES NOT EXCEED 15% AND                 1.84%
      (Y)   THE CUMULATIVE REALIZED LOSSES DO NOT
            EXCEED $6,475,000                                    934,991.60  YES

        IF (1) AND EITHER (2) OR (3) = "YES", THEN THE TEST IS SATISFIED

17.   CUMULATIVE REALIZED LOSSES                                 934,991.60

18.   (A)   THE WEIGHTED AVERAGE MATURITY                           207.245

      (B)   THE WEIGHTED AVERAGE INTEREST RATE                      12.856%

19.   (A)   SERVICING FEE FOR THE RELATED DUE PERIOD              29,586.12

      (B)   CONTINGENCY FEE FOR THE RELATED DUE PERIOD            29,586.12

      (C)   AMOUNT TO BE DEPOSITED TO THE EXPENSE
            ACCOUNT - TRUSTEE                                      6,427.24

      (D)   FHA PREMIUM ACCOUNT                                    6,985.34

20.   AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
      SERVICERS PURSUANT TO:

            (A)   SECTION 5.04(b)                                      0.00
            (B)   SECTION 5.04(c)                                      0.00
            (C)   SECTION 5.04(d)(ii)                                  0.00
            (D)   SECTION 5.04(e)                                      0.00
            (E)   SECTION 5.04(f)(i)                              59,172.24

21.   CLASS A-1 POOL FACTOR (I-5):
      CURRENT CLASS A-1 PRINCIPAL BALANCE        24,617,254.74   0.51285947
      ORIGINAL CLASS A-1 PRINCIPAL BALANCE       48,000,000.00

      CLASS A-2 POOL FACTOR (I-5):
      CURRENT CLASS A-2 PRINCIPAL BALANCE        53,700,000.00   1.00000000
      ORIGINAL CLASS A-2 PRINCIPAL BALANCE       53,700,000.00

      CLASS A-3 POOL FACTOR (I-5):
      CURRENT CLASS A-3 PRINCIPAL BALANCE        19,487,000.00   1.00000000
      ORIGINAL CLASS A-3 PRINCIPAL BALANCE       19,487,000.00

      CLASS M-1 POOL FACTOR (I-5):
      CURRENT CLASS M-1 PRINCIPAL BALANCE        25,375,000.00   1.00000000
      ORIGINAL CLASS M-1 PRINCIPAL BALANCE       25,375,000.00

      CLASS M-2 POOL FACTOR (I-5):
      CURRENT CLASS M-2 PRINCIPAL BALANCE        12,250,000.00   1.00000000
      ORIGINAL CLASS M-2 PRINCIPAL BALANCE       12,250,000.00

      CLASS B-1 POOL FACTOR (I-5):
      CURRENT CLASS B-1 PRINCIPAL BALANCE         9,625,000.00   1.00000000
      ORIGINAL CLASS B-2 PRINCIPAL BALANCE        9,625,000.00

      CLASS A-B2 POOL FACTOR (I-5):
      CURRENT CLASS B-2 PRINCIPAL BALANCE         6,563,000.00   1.00000000
      ORIGINAL CLASS B-2 PRINCIPAL BALANCE        6,563,000.00

      POOL FACTOR:
      CURRENT POOL PRINCIPAL BALANCE            151,617,254.74   0.86638431
      ORIGINAL POOL PRINCIPAL BALANCE           175,000,000.00

22.   (A)   WEIGHTED AVERAGE MORTGAGE INTEREST RATE                 12.856%

      (B)   ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS   14.406%

      (C)   WEIGHTED AVERAGE CLASS A-1, CLASS A-2
            CLASS A-3, CLASS M-1, CLASS M-2, CLASS B-1 AND
            CLASS B-2 ADJUSTED MORTGAGE LOAN REMITTANCE RATE         7.153%

      (D)   WEIGHTED AVERAGE MORTGAGE       ------------------------------------
            INTEREST RATE FOR               11/30/97      12/31/97      01/31/98
                                            ------------------------------------
                                             12.859%       12.855%       12.856%

23.   AMOUNT OF GUARANTY PAYMENTS OR ALTERNATE CREDIT ENHANCEMENT
      PAYMENTS RECEIVED DURING THE DUE PERIOD                          0.00

24.   THE AMOUNT OF ANY DEFAULTED GUARANTY PAYMENT
      FOR THE DUE PERIOD                                               0.00

25.   (A)   AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM
            ACCOUNT FOR THE DUE PERIOD                             6,985.34
      (B)   AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
            CERTIFICATE INSURER FROM THE FHA ACCOUNT
            PURSUANT TO 6.06(b)(i)                                40,191.86

26.   AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
      RECEIVED DURING THE MONTH                                        0.00

27.   THE RESERVE AMOUNT FOR THE DUE PERIOD                   17,500,000.00

28.   CLAIMS FILED DURING THE DUE PERIOD                         277,511.30

29.   CLAIMS PAID DURING THE PERIOD                                    0.00

30.   CLAIMS DENIED BY FHA DURING THE PERIOD                           0.00

31.   CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD        679,994.56

32.   OTHER INFORMATION

                                    EXHIBIT O

                   REMIC DELINQUENCIES AS OF JANUARY 31, 1998

REMIC       OUTSTANDING       #
SERIES      DOLLARS           ACCOUNTS    RANGES              AMOUNT         NO      PCT
1997-I     $151,617,254.74       8,753  1 TO 29 DAYS       24,170,549.11   1,380    15.94%
                                        30 TO 59 DAYS       5,618,039.93     327     3.71%
                                        60 TO 89 DAYS       2,533,116.28     146     1.67%
                                        90 AND OVER        12,760,850.79     742     8.42%

                                        FORECLOSURE            84,126.85       5     0.06%
                                        REO PROPERTY           45,000.00       1     0.03%

                                        TOTALS            $45,211,682.96   2,601    29.82%
                                                          ================================

1997-I

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE                   CLASS A-1      CLASS A-2    CLASS A-3      CLASS M-1
--------------------------------------------------------------------------------
(ii)                           567.79       1,000.00       767.96       1,302.15

(vi)                            38.27           0.00         0.00           0.00

(vii)                            3.54           0.00         0.00           0.00

(viii)                           6.33           0.00         0.00           0.00

(xiii)(a)                        3.11           5.68         4.50           8.04
      (b)                       54.93           0.00         0.00           0.00
      (c)                        0.00           0.00         0.00           0.00
      (d)                        0.00           0.00         0.00           0.00

(xv)                           512.86       1,000.00       767.96       1,302.15

(xxxv)                           0.00           0.00         0.00           0.00


SUBCLAUSE                                  CLASS M-2    CLASS B-1      CLASS B-2
--------------                           ---------------------------------------
(ii)                                        1,000.00     1,000.00       1,000.00

(vi)                                            0.00         0.00           0.00

(vii)                                           0.00         0.00           0.00

(viii)                                          0.00         0.00           0.00

(xiii)(a)                                       6.73         6.26           6.75
      (b)                                       0.00         0.00           0.00
      (c)                                       0.00         0.00           0.00
      (d)                                       0.00         0.00           0.00

(xv)                                        1,000.00     1,000.00       1,000.00

(xxxv)                                          0.00         0.00           0.00